SCHEDULE 14A INFORMATION

            Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              DELCATH SYSTEMS, INC.
                              ---------------------
                (Name of Registrant as Specified In Its Charter)

                    -----------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         -------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:

         -------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -------------------------------------------------


         (4) Proposed maximum aggregate value of transaction:

         -------------------------------------------------

         (5) Total fee paid:

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


[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

         -------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:

         -------------------------------------------------

         (3) Filing Party:

         -------------------------------------------------

         (4) Date Filed:

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


                        ---------------------------------

                              DELCATH SYSTEMS, INC.
                               1100 Summer Street
                           Stamford, Connecticut 06905
                                 (203) 323-8668
                        ---------------------------------

                    Notice of Annual Meeting of Stockholders
                           To Be Held on June 4, 2003

         Notice is hereby given that an Annual Meeting of Stockholders of Delcath Systems, Inc., a Delaware corporation ("Delcath"), will be held on Wednesday, June 4, 2003 at 11:00 a.m. (Eastern Time) at the Sheraton Stamford Hotel, 2701 Summer Street, Stamford, Connecticut, for the following purpose:

         1. To elect two Class III directors to serve until the 2006 Annual Meeting of Stockholders and until their successors are duly elected and qualified; and

         2. To transact such other business as may properly come before the meeting or adjournment thereof.

         Only stockholders of record of Delcath's Common Stock, $0.01 par value per share, at the close of business on April 14, 2003 will be entitled to notice of, and to vote at, the Annual Meeting of Stockholders or any adjournment thereof. A list of Delcath's stockholders will be open for examination ten days prior to the meeting by any stockholder at Delcath's executive offices, 1100 Summer Street, Stamford, Connecticut 06905.

         A copy of Delcath's Annual Report to Stockholders for the year ended December 31, 2002, which contains financial statements and other information of interest to stockholders, accompanies this Notice and the enclosed Proxy Statement.

         All stockholders are cordially invited to attend the Annual Meeting of Stockholders. Whether or not you expect to attend the Annual Meeting of Stockholders, please complete, sign, date, and return the enclosed proxy card in the enclosed envelope in order to ensure representation of your shares.

                                         By Order of the Board of Directors



                                         M. S. KOLY
                                         President and Chief Executive Officer

Stamford, Connecticut
April 30, 2003

                        ---------------------------------

                              DELCATH SYSTEMS, INC.
                               1100 Summer Street
                           Stamford, Connecticut 06905
                                 (203) 323-8668
                        ---------------------------------


                                 Proxy Statement

                        ---------------------------------


         Proxies in the form enclosed with this Proxy Statement are being solicited by the Board of Directors of Delcath Systems, Inc., a Delaware corporation ("Delcath"), for use at an Annual Meeting of Stockholders of Delcath to be held at 11:00 a.m. (Eastern Time) on Wednesday June 4, 2003, at the Sheraton Stamford Hotel, 2701 Summer Street, Stamford, Connecticut, and at any adjournment thereof (the "Meeting").

         Only stockholders of record as of the close of business on April 14, 2003 (the "Record Date"), of Delcath's Common Stock, $0.01 par value per share (the "Common Stock"), will be entitled to notice of, and to vote at, the Meeting. As of the Record Date, 4,118,897shares of Common Stock were issued and outstanding. Holders of Common Stock are entitled to one vote per share held by them. Stockholders may vote in person or by proxy. Granting a proxy does not in any way affect a stockholder's right to attend the Meeting and vote in person. Any stockholder giving a proxy has the right to revoke that proxy by (i) filing a later-dated proxy or a written notice of revocation with Delcath's Secretary at the address set forth above at any time before the original proxy is exercised or (ii) voting in person at the Meeting.

         Each of M. S. Koly and Samuel Herschkowitz, M.D. are named as attorneys in the proxy. Mr. Koly is the President, Chief Executive Officer and Treasurer of Delcath and is also a member of Delcath's Board of Directors. Dr. Herschkowitz is the Chief Technical Officer of Delcath and is also the Chairman of Delcath's Board of Directors. Mr. Koly or Dr. Herschkowitz will vote all shares represented by properly executed proxies returned in time to be counted at the Meeting, as described below under "Voting Procedures." Any stockholder granting a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors. Where a vote has been specified in the proxy with respect to the matters identified in the Notice of the Annual Meeting, including the election of directors, the shares represented by the proxy will be voted in accordance with those voting specifications. Shares represented by proxy will be voted for each proposal identified on the Notice of the Annual Meeting if no voting instructions are indicated.

         The stockholders will consider and vote upon the proposal to elect two Class III directors to serve until the 2006 Annual Meeting of Stockholders. Stockholders will also consider and act upon such other business as may properly come before the Meeting.

         A copy of Delcath's Annual Report to Stockholders for the year ended December 31, 2002, which contains financial statements and other information of interest to stockholders, was mailed to stockholders along with these proxy materials on or about May 9, 2003.

                                VOTING PROCEDURES

         Mr. Koly or Dr. Herschkowitz will vote all shares represented by properly executed proxies returned in time to be counted at the Meeting. The presence, in person or by proxy, of at least a majority of the issued and outstanding shares of Common Stock entitled to vote at the Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies pursuant to which votes have been withheld for any nominee for director, or which contain one or more abstentions, are counted as present for purposes of determining the presence or absence of a quorum for the Meeting.

         All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Meeting as specified in such proxies.

         Directors will be elected by a plurality of the votes cast, in person or by proxy, at the Meeting. The two nominees receiving the highest number of affirmative votes of the shares present or represented at the Meeting and voting on the election of directors will each be elected as a director. Only shares that are voted in favor of a particular nominee will be counted toward that nominee's achievement of a plurality. Shares present at the Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee's achievement of a plurality. Votes at the Meeting will be tabulated by one or more independent inspectors of elections appointed by Delcath's Board of Directors.

         For all other matters that may be submitted to stockholders at the Meeting, the affirmative vote of the majority of shares present (in person or represented by proxy) and voting on that matter is required for approval. Shares abstaining, since they are not affirmative votes for a matter, will have the same effect as votes against the matter.

                              ELECTION OF DIRECTORS
                                 (PROXY ITEM 1)

         Delcath's Board of Directors is divided into three classes of directors serving staggered three-year terms. As a result, approximately one-third of the Board of Directors will be elected each year. These provisions, together with the provisions of our amended and restated certificate of incorporation and by-laws, allow the Board of Directors to fill vacancies on or increase the size of the Board of Directors, and may deter a stockholder from removing incumbent directors and filling such vacancies with its own nominees in order to gain control of the Board of Directors. The staggering of the election of our directors may have the effect of delaying, deferring or discouraging a change of control. Delcath's by-laws provide that its Board of Directors will consist of not fewer than three members. The Board of Directors has fixed the current number of directors at five

         A plurality of the votes cast by the holders of Common Stock present or represented by proxy and entitled to vote at the Meeting is required for the election of a nominee. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.

         Delcath's Board of Directors has nominated the following persons for election as Class III directors of Delcath at the Meeting. The nominees are currently members of Delcath's Board of Directors. The nominees and the year they first joined the Board of Directors are:




        Nominee              Age     Year First Joined    Current Position(s)
        -------              ---     -----------------    -------------------
                                           Board
                                           -----

Mark A. Corigliano .......   39             2001               Director
Victor Nevins ............   81             2001               Director

BACKGROUND OF NOMINEES FOR THE BOARD OF DIRECTORS

         Mark A. Corigliano, 39, was appointed a Class III director of Delcath in 2001. His term expires at the 2003 Annual Meeting. Since 1991, Mr. Corigliano has been Managing Director of Coast Cypress Associates, a company that designs and implements microcomputer systems. Since 1993, he has also served as Officer and Manager of Special Projects for DC Associates, a restaurant management organization located in New York City. Mr. Corigliano also serves as Treasurer of Rolls Royce Owners' Club, a non-profit organization with 8,500 members worldwide. He holds a B.S. degree from Seton Hall University.

         Victor Nevins, 81, was appointed a Class III director of Delcath in 2001. His term expires at the 2003 Annual Meeting. Since 1957, Mr. Nevins has been Chief Executive Officer of Max Abramson Enterprises, a medium size conglomerate headquartered in Flushing, New York. He also is a licensed real estate broker and, since 1962, has been the owner of Victor Nevins Realty. From 1968-1997, he served on the Board of Directors of Flushing Hospital and Medical Center as Vice President of the Board, member of the Finance Committee, Chairman of both the House and Grounds and Human Resources Committees and liaison to the Medical Board. He currently is a Director and past President of the Flushing Chamber of Commerce, a Director of the Flushing Merchants Association, and a Director of the American Red Cross, North Shore Chapter.

         The Board of Directors unanimously recommends that you vote for the election of each of the nominees as a director of Delcath.

         The following individuals are currently directors of Delcath whose terms of office do not expire at the Meeting and who consequently are not nominees for re-election at the Meeting:

         Samuel Herschkowitz, M.D., 53, has been Chairman of the Board of Delcath since 1998 and Delcath's Chief Technical Officer since 1991. His term expires at the 2005 Annual Meeting. In 1987, he co-founded Venkol Ventures L.P. and Venkol Ventures, Ltd., two affiliated venture capital funds specializing in medical technology investments, which are no longer active. Dr. Herschkowitz is board certified in psychiatry and neurology. He is an assistant professor at New York University Medical Center, and has held academic positions at Beth Israel Hospital, Mount Sinai Medical School and Downstate Medical Center. Dr. Herschkowitz graduated from Syracuse University and received his medical degree from Downstate Medical Center College of Medicine.

         Daniel Isdaner, 38, was appointed a Class I director of Delcath in 2001. His term expires at the 2004 Annual Meeting. Since 1994, Mr. Isdaner has been the owner and director of Camp Mataponi, Inc., a children's summer camp located in Naples, Maine. He also serves on the Board of Directors of the American Camping Association-New England Division and the Jewish Community Center of Southern New Jersey. Mr. Isdaner holds a B.S.B.A. degree from the Boston University School of Management.

         M. S.  Koly,  62,  has been  President,  Chief  Executive  Officer  and
Treasurer of Delcath since 1998 and has served as a Director since 1988. His term expires at the 2005 Annual Meeting. From 1987 until June 1998, Mr. Koly managed Venkol Ventures, L.P. and Venkol Ventures, Ltd., firms he co-founded with Dr. Herschkowitz. From 1983 to 1987, Mr. Koly was president of Madison Consulting Corporation, a firm he founded. From 1978 to 1983, Mr. Koly was president of Becton-Dickinson Respiratory Systems. Prior to that time, he held various senior management positions at Abbott Laboratories, Stuart Pharmaceuticals and National Patent Development Corp. He received a B.A. from American University and an M.B.A. in marketing and finance from Northwestern University.

         The following table provides information concerning the executive officers of Delcath.


               Name                   Age                     Office Currently Held
               ----                   ---                     ---------------------

            M. S. Koly                 62            President, Chief Executive Officer and
                                                                    Treasurer
      Samuel Herschowitz, M.D          53             Chief Technical Officer and Chairman
                                                                  of the Board
         Thomas S. Grogan              51             Chief Financial Officer and Assistant
                                                                    Secretary

         A brief  description  of the  business  experience  of Mr. Koly and Dr.
Herschowitz is set forth above. The following is a brief description of the business experience of Mr. Grogan:

         Thomas S. Grogan, 51, has been Chief Financial Officer since September 2001. Mr. Grogan was appointed Assistant Secretary of Delcath in March 2003. Prior to joining Delcath, Mr. Grogan was Vice President of Business Development for the Jockey Club from 2000-2001. In 1999, he served as the Chief Financial Officer for U.S. Homecare Corporation, a publicly traded provider of home healthcare services. From 1998-1999, he was the Chief Financial Officer of the healthcare division of Fairchild Properties, a privately held owner and operator of skilled nursing facilities. From 1993-1998, Mr. Grogan served as the Chief Financial Officer of NHS National Health Services, Inc., a privately-held provider of medical services to corporations, industrial sites and corrections institutions. He is a CPA, and holds a B.A. degree from Fordham University and an M.B.A. from Cornell University.

                          BOARD AND COMMITTEE MEETINGS

         The Board of Directors met four times during fiscal year ended December 31, 2002. During 2002, each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors; and
(ii) the total number of meetings held by all committees of the Board of Directors on which he served.

         The Compensation and Stock Option Committee of the Board of Directors reviews the salaries and benefits of all officers and stock option grants to all employees, consultants, directors and other individuals compensated by the Company. The Compensation and Stock Option Committee is empowered by the Board of Directors to act independently. The directors may be paid their expenses and a fixed sum for their attendance at each meeting of the Board of Directors or a stated salary as a director, and each may be reimbursed for his or her expenses. The Compensation and Stock Option Committee also administers the Company's stock option and other employee benefits plans. Currently, the members of the Compensation and Stock Option Committee are Victor Nevins and Mark A. Corigliano. During 2002, the Compensation and Stock Option Committee met three times.

         The Audit Committee of the Board of Directors approves the selection of Delcath's independent accountants and meets and interacts with the independent accountants to discuss questions in regard to Delcath's financial reporting. In addition, the Audit Committee reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants Delcath's annual operating results, considers the adequacy of Delcath's internal accounting procedures and considers and reports to the Board of Directors with respect to other auditing and accounting matters. The Audit Committee also reviews the fees to be paid to and the performance of Delcath's independent auditors. Currently, the members of the Audit Committee are Mark A. Corigliano and Daniel Isdaner. During 2002, the Audit Committee met once.

         The Board of Directors does not have a nominating committee or a committee performing the functions of a nominating committee; the entire Board of Directors performs the usual functions of such committee.

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this Proxy Statement. The Audit Committee is comprised of Mark A. Corigliano and Daniel Isdaner, two non-employee directors who are "independent" within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers ("NASD") listing standards. The Audit Committee has the responsibility for reviewing the Company's accounting practices, internal accounting controls and financial results and overseas the engagement of the Company's independent auditors. The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

         The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented.

         The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent auditors the independent auditors' independence.

         Based on the review and discussions referred to in the foregoing three paragraphs, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission.

                                               MARK. A. CORIGLIANO
                                               DANIEL ISDANER

Dated:  April 29, 2003

THE REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT DELCATH SPECIFICALLY INCORPORATES IT BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED TO BE FILED UNDER SUCH ACTS.

      COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS

EXECUTIVE COMPENSATION

         The following table sets forth, for the fiscal years ended December 31, 2002, 2001 and 2000, certain compensation paid by the Company, including salary, bonuses and certain other compensation, to its Chief Executive Officer and all other executive officers whose annual compensation (including bonuses) for the year ended December 31, 2002 exceeded $100,000 (the "Named Executive Officers").

SUMMARY COMPENSATION TABLE


                                                                                        Long-Term
                                                                                      Compensation
                                                 Annuual Compensation                    Awards
                                                 --------------------                    ------
Name and Principal                                                                     Securities
Position                                                                               Underlying        All Other
                                                 Year      Salary ($)   Bonus ($)        Options (#)   Compensation
M. S. Koly, President, Chief ................    2002       187,500            0         100,000             0
   Executive Officer and ....................    2001       164,750     17,500(1)        100,000             0
   Treasurer ................................    2000        98,200            0         102,000             0

Samuel Herschkowitz, ........................    2002       136,667            0          30,000             0
Chairman of the Board and ...................    2001       120,000     10,000(1)         30,000             0
Chief Technical Officer .....................    2000        20,000            0               0             0

Thomas S. Grogan ............................    2002       122,500            0          30,000             0
Chief Financial Officer .....................    2001        35,500      1,500(1)         30,000             0


(1)  Bonuses were declared payable in January 2002.

OPTION GRANTS IN LAST FISCAL YEAR

         Stock options were granted to the Named Executive Officers during the 2002 fiscal year as follows:



                     Number of Shares of    Percent of Total
                        Common Stock       Options Granted to
        Name          Underlying Option     Employees in 2002     Exercise Price ($/Sh.)    Expiration Date
        ----          -----------------     -----------------     ----------------------    ---------------

M. S. Koly ....            100,000                58.8%                    0.71             September 2007
S. Herschkowitz             30,000                17.6%                    0.71             September 2007
T. Grogan .....             30,000                17.6%                    0.71             September 2007


(1)  Options vest equally over two years on anniversary dates.

(2)  Options vest equally over five years on anniversary dates.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during fiscal years ended December 31, 2002 and unexercised options held as of the end of fiscal 2002.



                                                                         Number of                Value of
                                                                        Securities              Unexercised
                                                                        Underlying              In-the-Money
                                                                        Unexercised               Options at
                          Shares to be                                Options at FY-           FY-End ($) (1)
                            Received           Value Realized        End Exercisable/           Exercisable/
        Name              On Exercise               ($)                Unexercisable           Unexercisable
        ----              -----------               ---                -------------           -------------
M. S. Koly ....                0                     0                291,746/150,000         52,500/146,500
S. Herschkowitz                0                     0                 159,836/45,000          12,000/40,200
T. Grogan .....                0                     0                   6,000/54,000           4,800/47,400

-------------------

(1) Calculated based on the fair market value of $1.65 per share at the close of trading on December 31, 2002 as reported by The Wall Street Journal, minus the exercise price of the option.

DIRECTOR COMPENSATION

         Directors who are employees of Delcath do not currently receive any compensation for serving on the Board of Directors. Non-employee directors receive $750 for each meeting of the Board of Directors attended in person or participated in telephonically.

         On September 19, 2002, Delcath's Compensation Committee granted stock options to directors of Delcath, at an exercise price equal to $0.71 per share, the fair market value at the close of trading on that date as reported by The Wall Street Journal. The stock options granted to the directors are indicated below:



                                                            Non-Qualified Stock
         Name                Incentive Stock Options (1)        Options (1)
                             ---------------------------        -----------
M. S. Koly ..............             100,000                        0
Samuel Herschkowitz, M.D               30,000                        0
Mark. Corigliano ........                 0                       30,000
D. Isdaner ..............                 0                       30,000
V. Nevins ...............                 0                       30,000



(1) These options vest equally on the two anniversary dates from which the options were granted. The right to exercise these options expires on September 19, 2007.

KEY EMPLOYEE AGREEMENTS

         On October 30, 2001 Delcath amended the employee agreements dated April 30, 1996, with M. S. Koly and Samuel Herschkowitz, M.D. The agreements provide for a lump-sum severance payment of one year's base salary upon notice of termination at any time without cause. In the event of termination without cause due to a change in control (as defined in the employment agreement), Mr. Koly is entitled to a lump sum severance payment equal to the greater of two years' base salary or the base salary due for the remaining term of the agreement. Mr. Koly's amended employment agreement provides for a base salary of $225,000 per annum and extends the term of the agreement until December 1, 2004. The amendment also provides that in the event Delcath closes on a private placement or public offering with gross proceeds of at least $5,000,000, a new three-year term of employment shall commence upon the closing.

         The initial term of Dr. Herschowitz's employment agreement was three years with automatic successive one year renewal periods thereafter. In addition to the termination provisions set forth in the employment agreement, either party may terminate the employment agreement by providing a minimum of three months' prior written notice. The agreement provides for a lump-sum severance payment of one year's base salary upon notice of termination at any time without cause. In the event of termination without cause due to a change in control (as defined in the employment agreement), Dr. Herschowitz is entitled to a lump sum severance payment equal to the greater of one year's base salary or the base salary due for the remaining term of the agreement. Dr. Herschkowitz's amendment provides for a base salary of $140,000 per annum.


           SECURITY OWNERSHIP BY MANAGEMENT AND PRINCIPAL STOCKHOLDERS

         The following table sets forth, as of the Record Date, certain information regarding the ownership of Delcath's voting securities by (i) each person who, to the knowledge of Delcath, beneficially owned more than 5% of Delcath's voting securities outstanding on such date, (ii) each director (or nominee for director) of Delcath, (iii) each Named Executive Officer and (iv) all directors and executive officers as a group.


                  Directors,                                     Shares              Percentage of
              Executive Officers                              Beneficially           Common Shares
           and 5% Stockholders (1):                             Owned (2)           Outstanding (3)
           ------------------------                             ---------           ---------------
   M. S. Koly (4) .....................................        1,627,848                 36.9%
   Venkol Trust (5) ...................................        1,245.864                 30.2%
   Samuel Herschkowitz, M.D. (6) ......................          178,074                  4.2%
   Yenom X Partners (7) ...............................          263,446                  6.4%
   Mark A. Corigliano (8) .............................           28,000                   *
   Daniel Isdaner (9) .................................           30,500                   *
   Victor Nevins (10) .................................           37,100                   *
   Thomas S. Grogan (11) ..............................            6,000                   *
   All  directors  and  executive  officers  as a group
   (nine persons) (12) ................................        1,907,522                 41.2%

-------------------

*   Less than 1% of total voting securities

(1) Except as otherwise noted in the footnotes to this table, each person or entity named in the table has sole voting and investment power with respect to all shares owned, based on the information provided to use by the persons or entities named in the table.

(2) Shares of Common Stock subject to options or warrants exercisable within 60 days of the Record Date are deemed outstanding for computing the percentage of the person or entity holding such options or warrants.

(3) Percentage of beneficial ownership is calculated on the basis of the amount of outstanding securities (Common Stock) at the Record Date (4,118,897 common shares) plus, for each person or entity, any securities that person or entity has the right to acquire within 60 days pursuant to stock options or other rights.

(4) Mr. Koly is a director of Delcath. Includes 78,507 shares held by Mr. Koly, and 11,731 shares held by M. Ted Koly, Mr. Koly's son as to which Mr. Koly disclaims beneficial ownership and approximately 181,000 shares held by the Venkol Trust in which Mr. Koly has a pecuniary interest. The figure above also includes the vested portion (291,746 shares) of stock options to purchase shares of the Common Stock.

(5) Mr. Koly is the trustee of Venkol Trust and is deemed the beneficial owner of its shares because of his voting power. Mr. Koly has a pecuniary interest in approximately 181,000 of such shares.

(6) Dr. Herschkowitz is the Chairman of the Board of Directors of Delcath. The figure above includes 18,238 shares held by Dr. Herschkowitz. The figure excludes approximately 181,000 shares held by the Venkol Trust in which Dr. Herschkowitz has a pecuniary interest. The figure also includes the vested portion (159,836 shares) of stock options to purchase shares of Common Stock.

(7) The figure above represents 243,181 shares owned directly by Yenom X Partners and 20,265 shares which could be acquired within 60 days upon exercise of warrants.

(8) Mr. Corigliano is a director of Delcath. The figure above represents 11,500 shares owned directly by him, and 1,500 shares issuable upon exercise of warrants. The figure above also includes the vested portion (15,000 shares) of stock options to purchase shares of Common Stock.

(9) Mr. Isdaner is a director of Delcath. The figure above represents 8,000 shares directly owned by him or jointly with his wife, and 7,500 shares issuable upon exercise of warrants. The figure above also includes the vested portion (15,000 shares) of stock options to purchase shares of Common Stock.

(10) Mr. Nevins is a director of Delcath. The figure above represents 16,100 shares owned directly by him, and 4,000 shares issuable upon exercise of warrants. The above figure also represents 1,000 shares owned directly by his wife, and 1,000 shares issuable upon exercise of warrants owned by her. The figure above also includes the vested portion (15,000 shares) of stock options to purchase shares of Common Stock.

(11) Mr. Grogan is the Chief Financial Officer of Delcath. The figure above represents the vested portion of stock options to purchase shares of Common Stock.

(12) The number of shares beneficially owned by all directors and executive officers as a group includes 502,582 shares of Common Stock issuable within 60 days of the Record Date upon exercise of stock options granted to directors and executive officers pursuant to our various stock option plans and 14,000 shares of Common Stock issuable upon exercise of warrants.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, officers, and persons who are beneficial owners of more than ten percent of the Company's Common Stock to file with the Securities and Exchange Commission (the "Commission") reports of their ownership of the Company's securities and of changes in that ownership. To the Company's knowledge, based upon a review of copies of reports filed with the Commission with respect to the fiscal year ended December 31, 2002, and except as noted below, all reports required to be filed under Section 16(a) by the Company's directors and officers and persons who were beneficial owners of more than ten percent of the Company's Common Stock were timely filed.

         Form 4 reports due to be filed on September 23, 2002 by Messrs. Koly, Herschkowitz, Grogan, Corigliano, Isdaner and Nevins were inadvertently not timely filed. Such reports were filed on Form 5 on February 14, 2003.

                              INDEPENDENT AUDITORS

         On April 12, 2002, KPMG LLP resigned as Delcath's independent auditors. The report of KPMG on Delcath's balance sheet as of December 31, 2001 and the related statements of operations, stockholders' equity and cash flows for each of the years in the two-year period ended December 31, 2001 and for the period from August 5, 1988 (inception) to December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope or accounting principles.

         In connection with the audits of the periods described above, and the subsequent interim period through April 12, 2002, there were no disagreements between Delcath and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement(s) in connection with its reports.

         On April 25, 2002, Delcath engaged Eisner LLP, formerly Richard A. Eisner & Company, LLP, New York, New York, as its independent auditors.

         A representative of Eisner LLP is expected to be in attendance at the Meeting, and be available to respond to appropriate questions.

AUDIT FEES

         Audit Fees. Eisner LLP billed Delcath $65,500 for professional services rendered for the audit of Delcath's annual financial statements for fiscal year 2002 and the reviews of the financial statements included in the Delcath's Quarterly Reports on Form 10-Q filed for the first three quarters of 2002.

         Financial Information Systems Design and Implementation Fees. Eisner LLP did not render any services relating to financial information systems design and implementation for the year ended December 31, 2002.

         All Other Fees. Eisner LLP billed Delcath $69,500. These fees were for professional services rendered in connection with the Registration Statement we filed in December 2002 with the Securities and Exchange Commission and subsequent amendments.

                              STOCKHOLDER PROPOSALS

         It is contemplated that the next Annual Meeting of Stockholders will be held on or about May 22, 2004. To be eligible for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the 2004 Annual Meeting of Stockholders, proposals must be addressed to the Secretary of Delcath and must be received at Delcath's principal executive offices not later than January 5, 2003. In order to avoid controversy as to the date on which a proposal was received by Delcath, it is suggested that any stockholder who wishes to submit a proposal submit such proposal by Certified Mail, Return Receipt Requested.

         If any stockholder proposes to make any proposal at the 2004 Annual Meeting of Stockholders which proposal will not be included in Delcath's proxy statement for such meeting, such proposal must be received by March 20, 2003 to be considered timely for purposes of Rule 14a-4(c) under the Securities Exchange Act of 1934. The form of proxy distributed by the Board of Directors for such meeting will confer discretionary authority to vote on any such proposal not received by such date. If any such proposal is received by such date, the proxy statement for the meeting will provide advice on the nature of the matter and how Delcath intends to exercise its discretion to vote on each such matter.

                            EXPENSES AND SOLICITATION

         The costs of printing and mailing proxies will be borne by Delcath. In addition to soliciting stockholders by mail through its regular employees, Delcath may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of Delcath registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of Delcath may also be made of some stockholders following the original solicitation.

                                 OTHER BUSINESS

         The Board of Directors knows of no other items that are likely to be brought before the Meeting except those that are set forth in the foregoing Notice of Annual Meeting of Stockholders. If any other matters properly come before the Meeting, the persons designated on the enclosed proxy will vote in accordance with their judgment on such matters.

                                        By Order of the Board of Directors



                                        M. S. KOLY,
                                        President and Chief Executive Officer

                        ANNUAL MEETING OF STOCKHOLDERS OF

                              DELCATH SYSTEMS, INC.

                                  June 4, 2003




                      Please complete, date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                   as possible


                 Please detach and mail in the envelope provided


--------------------------------------------------------------------------------

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.



PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   [X]

------------------------------------------------------
1.  Election of Directors.                                  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO
                               NOMINEES                     DIRECTION IS MADE, THE PROXY SHALL BE VOTED FOR THE ELECTION OF THE
[ ] FOR ALL NOMINEES           [ ] Mark A. Corigiliano      LISTED NOMINEES AS DIRECTOR AND, IN THE CASE OF OTHER MATTERS THAT
[ ] WITHHOLD AUTHORITY         [ ] Victor Nevins            LEGALLY COME BEFORE THE MEETING, AS SAID ATTORNEY(S) MAY DEEM
    FOR ALL NOMINEES                                        ADVISABLE.
[ ] FOR ALL EXCEPT                 as Class III Directors
    (See Instructions below)






INSTRUCTION: To withhold authority to vote for any
             individual nominee(s), mark "FOR ALL
             EXCEPT" and fill in the circle next to
             each nominee you wish to withhold, as
             shown here
------------------------------------------------------




------------------------------------------------------
To change the address on your  account,  please  check      PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING OF
the box at right and indicate  your new address in the [ ]  STOCKHOLDERS ON  WEDNESDAY, JUNE 4, 2003 AT 11:00 A.M. AT THE
address  space  above.  Please  note that  changes  to      SHERATON STAMFORD HOTEL, 2701 SUMMER STREET, STAMFORD, CONNECTICUT. [ ]
the   registered   name(s)  on  the   account  may  be
submitted via this method.
------------------------------------------------------


Signature of Stockholder _______________________    Date:  _____________

Signature of Stockholder _______________________    Date:  _____________


--------------------------------------------------------------------------------

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.



























                              DELCATH SYSTEMS, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 4, 2003

         Revoking all prior proxies, the undersigned, a stockholder of DELCATH SYSTEMS, INC. (the "Company"), hereby appoints M. S. Koly and Samuel Herschkowitz, M.D., or either of them, as attorneys and agents of the undersigned, with full power of substitution, to vote all of the shares of the Company's Common Stock, par value $0.01 per share ("Common Stock") owned by the undersigned at the Annual Meeting of the Stockholders of the Company to be held at the SHERATON STAMFORD HOTEL, 2701 SUMMER STREET, STAMFORD, CONNECTICUT, AT 11:00 a.m. local time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying, and confirming all that said attorney and agent or his substitute may lawfully do in place of the undersigned as indicated on the reverse.

                IMPORTANT: SIGNATURE REQUIRED ON THE REVERSE SIDE